MARSHFIELD CONCENTRATED OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2020 (Unaudited)

COMMON STOCKS - 77.1%	Shares	Value
Consumer Discretionary - 24.0%
Consumer Services - 2.9%
Strategic Education, Inc.	65,640	$ 6,162,940

Home Construction - 2.3%
NVR, Inc. (a)	1,227	4,904,540

Leisure Facilities & Services - 2.8%
Chipotle Mexican Grill, Inc. (a)	4,690	6,047,427

Retail - Discretionary - 16.0%
AutoZone, Inc. (a)	11,191	12,731,441
O'Reilly Automotive, Inc. (a)	20,057	8,874,019
Ross Stores, Inc.	100,567	10,812,964
TJX Companies, Inc. (The)	32,799	2,083,064
		34,501,488
Financials - 11.7%
Institutional Financial Services - 5.4%
Goldman Sachs Group, Inc. (The)	50,204	11,576,038

Insurance - 6.3%
Arch Capital Group Ltd. (a)	420,415	13,535,261

Health Care - 0.6%
Medical Equipment & Devices - 0.6%
Waters Corporation (a)	5,521	1,280,927

Industrials - 23.5%
Industrial Support Services - 3.0%
Fastenal Company	131,121	6,483,933

Machinery - 7.0%
Deere & Company	57,471	15,035,563

Transportation & Logistics - 6.8%
Expeditors International of Washington, Inc.	98,348	8,789,361

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 77.1% (Continued)	Shares	Value
Industrials - 23.5% (Continued)
Transportation & Logistics - 6.8% (Continued)
Union Pacific Corporation	28,304	$ 5,776,280
		14,565,641
Transportation Equipment - 6.7%
Cummins, Inc.	61,834	14,294,166

Technology - 17.3%
Technology Services - 17.3%
Mastercard, Inc. - Class A	35,499	11,945,769
Moody's Corporation	51,195	14,454,396
Visa, Inc. - Class A	50,514	10,625,620
		37,025,785

Total Common Stocks (Cost $130,782,390)		$ 165,413,709

MONEY MARKET FUNDS - 22.8%	Shares	Value
Goldman Sachs Financial Square Funds - Treasury Instruments Fund - Institutional Shares, 0.01% (b)	15,576,117	$ 15,576,117
Vanguard Treasury Money Market Fund, 0.05% (b)	33,473,170	33,473,170
Total Money Market Funds (Cost $49,049,287)		$ 49,049,287

Investments at Value - 99.9% (Cost $179,831,677)		$ 214,462,996

Other Assets in Excess of Liabilities - 0.1%		239,436

Net Assets - 100.0%		$ 214,702,432

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of November 30, 2020.

See accompanying notes to Schedule of Investments.

MARSHFIELD CONCENTRATED OPPORTUNITY FUND

NOTES TO SCHEDULE OF INVESTMENTS

November 30, 2020 (Unaudited)

1.	Securities Valuation

Marshfield Concentrated Opportunity Fund (the “Fund”) values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. The Fund values its listed securities, including common stocks, on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). Fixed income securities, if any, are generally valued using prices provided by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

MARSHFIELD CONCENTRATED OPPORTUNITY FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued)

The following is a summary of the Funds’ investments and the inputs used to value the investments as of November 30, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$ 165,413,709	$ -	$ -	$ 165,413,709
Money Market Funds	49,049,287	-	-	49,049,287
Total	$ 214,462,996	$ -	$ -	$ 214,462,996

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended November 30, 2020.

2.	Investment Transactions

Investment transactions are accounted for on trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

3.	Federal Income Tax

The following information is computed on a tax basis for each item as of November 30, 2020:

Tax cost of portfolio investments	$ 179,838,978

Gross unrealized appreciation	$ 37,619,716
Gross unrealized depreciation	(2,995,698)

Net unrealized appreciation	$ 34,624,018

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.